SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e) (2)

         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials

         [ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
                  240.14a-12

                PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
                              --------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]        No fee required.
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                    14a-6(i)(4) and 0-11.

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                           transaction applies:
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                    3)     Per unit price or other underlying value of
                           transaction  computed pursuant to Exchange Act
                           Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                    4)     Proposed maximum aggregate value of transaction:
                    5)     Total fee paid: ___________

         [ ]        Fee paid previously with preliminary materials.
         [ ]        Check box if any part of the fee is offset as provided by
                    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1)     Amount Previously Paid:
                    2)     Form, Schedule or Registration No.:
                    3)     Filing Party:
                    4)     Date Filed:

PHOENIX EQUITY PLANNING CORPORATION   101 Munson Street   Toll Free 800 243-1574
                                      PO Box 88
                                      Greenfield MA 01301


[PHOENIX LOGO]


                                                                 August 24, 2000


 Dear Shareholder:

     We are pleased to enclose the proxy statement for the October 12, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

     We are asking shareholders to approve a tax-free reorganization of the Fund into a Delaware business trust and to approve changes to the Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the Fund's name, investment objective, investment adviser or portfolio manager, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by the Fund.

     Your Board of Trustees believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders of the Fund vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

 Sincerely,

/s/Philip R. McLoughlin

 Philip R. McLoughlin
 President
 Phoenix-Goodwin Multi-Sector Short Term Bond Fund




      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.


Mutual funds distributed by Phoenix Equity Planning Corporation.

                                 PHOENIX-GOODWIN
                        MULTI-SECTOR SHORT TERM BOND FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2000
                              --------------------


To the Shareholders:

     A special meeting of shareholders of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a series of a new Delaware business trust.

     2. To amend the fundamental investment restriction of the Fund regarding diversification.

     3. To amend the fundamental investment restriction of the Fund regarding concentration.

     4. To amend the fundamental investment restriction of the Fund regarding borrowing.

     5. To amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

     6. To amend the fundamental investment restriction of the Fund regarding underwriting.

     7. To amend the fundamental investment restriction of the Fund regarding investing in real estate.

     8. To amend the fundamental investment restriction of the Fund regarding investing in commodities.

     9. To amend the fundamental investment restriction of the Fund regarding lending.

     10. To eliminate the fundamental investment restriction of the Fund regarding the purchase of securities on margin.

     11. To eliminate the fundamental investment restriction of the Fund regarding investing in oil, gas or other mineral programs.

     12. To eliminate the fundamental investment restriction of the Fund regarding short sales.

     13. To eliminate the fundamental investment restriction of the Fund regarding investing in and writing puts, calls, straddles and spreads.

     14. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 14, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     o   By mail, with the enclosed proxy card and postage-paid envelope; or

     o   In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

        PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
        YOUR VOTE IS IMPORTANT.

                           By Order of the Board of Trustees
                           of Phoenix-Goodwin Multi-Sector Short Term Bond Fund,





                           G. JEFFREY BOHNE
                           Secretary

                PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                             MEETING OF SHAREHOLDERS


     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournment(s) thereof. The meeting will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time.

      The purposes of the meeting are to consider a plan to reorganize the Fund from a Massachusetts business trust into a series of a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of the Fund. To accomplish the reorganization, the Delaware Trust has been formed and the Fund will be established (the "New Fund") as a series of the Delaware Trust. The shareholders of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fixed Income Fund'), another Phoenix Fund, are also being asked to approve a reorganization of the Fixed Income Fund as a series of the Delaware Trust. If the reorganizations of the Fund and the Fixed Income Fund both occur, then the New Fund and the new fund resulting from the reorganization of the Fixed Income Fund would each be separate series of the Delaware Trust. The New Fund will have the same classes of shares as the classes of the existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The proposed investment restriction changes will not affect the Fund's investment objective or principal investment strategy. The reorganization will not change the Fund's name, investment objective or principal investment strategy, investment adviser, independent accountants or fiscal year. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about August 24, 2000.

VOTING INFORMATION
     Shareholders of record of the Fund at the close of business on August 14, 2000 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were issued and outstanding 8,868,758.642 shares of the Fund.

      Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. Shareholders of the Fund will vote separately on each proposal. A quorum being present, the approval of the reorganization proposal requires the affirmative vote of the holders of a majority of the shares of the Fund entitled to vote. The reorganization will not take place unless the Fund approves the reorganization proposal. If the reorganization is not approved by the Fund, the Fund will continue as a Massachusetts business trust and the Board of Trustees of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Fund. The approval of each change to a fundamental investment restriction by the Fund requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the Securities and Exchange Commission (the "SEC") issued under that Act. If shareholders do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time and place, unless after the adjournment the Board of Trustees shall fix a new record date for the adjourned meeting or the adjournment is for more than sixty days, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned is announced at the meeting. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting; by the subsequent execution and return of another proxy prior to the meeting; by submitting a subsequent telephone vote; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund. Certain solicitation costs will be directly attributable to the Fund or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $8,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of July 25, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of shares of the Fund:

NAME OF SHAREHOLDER                             CLASS OF SHARES        PERCENTAGE OF CLASS        NUMBER OF SHARES
-------------------                             ---------------        -------------------        ----------------
Phoenix Charter Oak Trust Co.                   Class A                      11.150%                581,052.581
38 Prospect Street
Hartford, CT 06103-2814MLPF&S

For the Sole Benefit of its Customers           Class B                      11.760%                248,262.395
Attn:  Fund Administration
4800 Deer Lake Drive East,  3rd FL
Jacksonville, FL  32246-6484

Harris Baking Company Money                     Class C                      5.450%                  81,791.141
Purchase Pension Plan DTD 10-1-97
Bills Suggs & Tom Galyen &
Doug Garard TTEE
P.O. Box 129
Rogers, AR  72757-0129

     On July 25, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

     A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

                                   PROPOSAL 1

               TO REORGANIZE THE FUND AS A DELAWARE BUSINESS TRUST


      The Board of Trustees has proposed that the shareholders of the Fund approve the reorganization of the Fund in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Fund. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Fund with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Fund and the Delaware Trust" on page 6.

THE AGREEMENT AND PLAN OF REORGANIZATION
     The reorganization will consist of several steps that will occur on a closing date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Fund and the Delaware Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Fund. The reorganization of the Fund may occur even if the reorganization of the Fixed Income Fund is not approved by shareholders of that fund. If that occurs, the New Fund would be the sole series of the Delaware Trust following the reorganization. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders' of the Fund prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about October 27, 2000.

     The reorganization agreement authorizes the Fund, as the sole shareholder of the New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o   elect trustees of the Delaware Trust;

     o   approve an investment management agreement with Phoenix; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Fund.

     As soon as practicable after the closing of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS
     Phoenix, the current adviser of the Fund, will continue to serve as investment adviser to the New Fund following the reorganization. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with Phoenix that is substantially identical to the current agreement. The rate of advisory fees payable to Phoenix under the new advisory agreement will be the same as under the current agreement.

     Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

     As compensation for its services, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets equal to 0.55% of the Fund's average daily net assets up to $1 billion, 0.50% of the Fund's average daily net assets from $1 billion to $2 billion and 0.45% of the Fund's average daily net assets in excess of $2 billion.

     The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants and will also serve as independent accountants for the New Fund. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
     The Fund currently operates on a fiscal year ending October 31. Following the reorganization, the New Fund will also operate on a fiscal year ending October 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND
FUNDAMENTAL INVESTMENT RESTRICTIONS
     The investment objective and principal investment strategy of the New
Fund will be identical to the investment objective and principal investment strategy of the Fund. The fundamental investment restrictions of the New Fund will be identical to the fundamental investment restrictions of the Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to proposals 2-13.

FEDERAL INCOME TAX CONSEQUENCES
     As a condition to the reorganization, the Fund will receive a tax opinion from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinion will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

    o the transfer of all of the assets of the Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of
          Section 368(b) of the Code;

    o no gain or loss will be recognized by the Fund on the transfer of the assets of the Fund to the New Fund in exchange for New Fund shares and the assumption by the New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

    o the tax basis of the Fund's assets acquired by the New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

    o no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

    o no gain or loss will be recognized by shareholders of the Fund upon the receipt of shares of the New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

    o the aggregate tax basis of the New Fund shares, including any fractional shares, received by each shareholder of the Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Fund in exchange for New Fund shares, the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
     The distribution arrangements of the New Fund will be the same as those of the Fund. The Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the New Fund in exchange for their shares in the Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of the New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

     Equity Planning serves as the distributor of shares for the Fund and will also be the distributor of the New Fund. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Fund and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
     The New Fund will offer the same shareholder services as the Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     You may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
      The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST
     The following is a summary of certain differences between and among the trust instrument and by-laws of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Fund was organized as a Massachusetts business trust in February 1992. The Fund is currently governed by its Declaration of Trust dated February 1992, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Fund's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August

2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law. If the shareholders of the Fund and the shareholders of the Fixed Income Fund each approve the reorganization of their respective fund, then both the New Fund and the new fund resulting from the reorganization of the Fixed Income Fund will each be a series of the Delaware Trust.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner. The Trustees' fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Fund and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of a least two-thirds of the outstanding shares of the Delaware Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

     Liability of Trustees and Officers. A Trustee of both the Fund and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, offices and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. The Delaware Trust Instrument expands the shareholder indemnification provision to include former shareholders.

     Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting the New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value. On matters where only shareholders of a single class vote on an issue, all shareholders of the class would have the same voting rights since the net asset value is the same for all shares in a single class. In addition, if the Fixed Income Fund becomes a series of the Delaware Trust, then, shareholders of the new fund resulting from the reorganization of the Fixed Income Fund will be entitled to vote together with the shareholders of the New Fund on matters that are voted upon on a trust-wide basis by shareholders. In that case, shareholders of the series with a higher net asset value would have relatively greater voting power. The following table shows the number of issued and outstanding shares and the net asset value for each class of the Fund and of the Fixed Income Fund as of August 14, 2000:

 SHORT TERM BOND FUND
 ------------------------ ------------------------------ -----------------------
                              OUTSTANDING SHARES             NET ASSET VALUE
 ------------------------ ------------------------------ -----------------------
    Class A                       5,259,359.363                     4.53
 ------------------------ ------------------------------ -----------------------
    Class B                       2,091,854.807                     4.51
 ------------------------ ------------------------------ -----------------------
    Class C                       1,517,544.472                     4.52
 ------------------------ ------------------------------ -----------------------

 FIXED INCOME FUND
 ------------------------ ------------------------------ -----------------------
                               OUTSTANDING SHARES             NET ASSET VALUE
 ------------------------ ------------------------------ -----------------------
   Class A                        10,469,266.935                   10.89
 ------------------------ ------------------------------ -----------------------
   Class B                         6,610,279.591                   10.87
 ------------------------ ------------------------------ -----------------------
   Class C                           619,946.284                   10.91
 ------------------------ ------------------------------ -----------------------

     Shareholder Meetings. The Delaware Trust and the Fund are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of the Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Fund must approve a merger of the Fund with another business organization or the sale or exchange of all or substantially all of the property of the Fund.

     Termination of Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. The New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, either a majority of the Trustees or the holders of at least a majority of the shares of the Fund may terminate the Fund.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). On the other hand, the Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code.

CERTAIN INFORMATION REGARDING THE TRUSTEES
     Federal securities laws require that at least one-half of the Trustees of the Fund and, following the reorganization, Trustees of the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to elect the then current Trustees of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

---------------------------------- ------------------- ---------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE        WITH THE FUND       DURING THE PAST 5 YEARS
---------------------------------- ------------------- ---------------------------------------------------------------------
Robert Chesek (66)                 Trustee             Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                       Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Wethersfield, CT 06109                                 Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present).
---------------------------------- ------------------- ---------------------------------------------------------------------
E. Virgil Conway (71)              Trustee             Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                     Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                   (1970-present), Pace University (1978-present), Atlantic Mutual
                                                       Insurance Company (1974-present), HRE Properties (1989-present),
                                                       Greater New York Councils, Boy Scouts of America (1985-present),
                                                       Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                       Securities Fund (Advisory Director) (1990-present), Centennial
                                                       Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                       (1975-present), The Harlem Youth Development Foundation
                                                       (1987-present). Chairman, Accuhealth (1999-present), Trism, Inc.
                                                       (1994-present), Realty Foundation of New York (1972-present), and
                                                       New York Housing Partnership Development Corp. (1985-present). Vice
                                                       Chairman, Academy of Political Science (1985-present).
                                                       Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                       Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                       (1995-present). Chairman/Member, Audit Committee of the City of New
                                                       York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                       Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                       Chairman, Financial Accounting Standards Advisory Council
                                                       (1992-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
Harry Dalzell-Payne (71)           Trustee             Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                               Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                           Mutual Funds (1996-present) and Phoenix-Seneca Funds
Elmore, GLOS GL2 6NT, UK                               (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                       (1995-present). Formerly a Major General of the British Army.
---------------------------------- ------------------- ---------------------------------------------------------------------
*Francis E. Jeffries (69)          Trustee             Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Apt. 902                                              Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Naples, FL 34108                                      (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                       (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                       (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                       Inc. (1993-present). Director, The Empire District Electric Company
                                                       (1984-present). Director (1989-1997), Chairman of the Board
                                                       (1993-1997), President (1989-1993), and Chief Executive Officer
                                                       (1989-1995), Phoenix Investment Partners, Ltd.
---------------------------------- ------------------- ---------------------------------------------------------------------

---------------------------------- ------------------- ---------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE        WITH THE FUND       DURING THE PAST 5 YEARS
---------------------------------- ------------------- ---------------------------------------------------------------------
Leroy Keith, Jr. (61)              Trustee             Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                               Carson Products Company. Director/Trustee, Phoenix Funds
Carson Products Company                                (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
64 Ross Road                                           & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                     Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                       (1991-present) and Evergreen International Fund, Inc.
                                                       (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                       Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                       Trust, and Master Reserves Trust.
---------------------------------- ------------------- ---------------------------------------------------------------------
*Philip R. McLoughlin (53)         Trustee and         Chairman (1997-present), Director (1995-present), Vice Chairman
                                   President           (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                       Investment Partners, Ltd. Director (1994-present) and Executive
                                                       Vice President, Investments (1988-present), Phoenix Home Life
                                                       Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                       Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                       Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                       (1999-present). Director (1983-present) and Chairman
                                                       (1995-present), Phoenix Investment Counsel, Inc. Director
                                                       (1984-present) and President (1990-1999), Phoenix Equity Planning
                                                       Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig
                                                       Advisers LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                       (1985-present) and World Trust Fund (1991-present). Director and
                                                       Executive Vice President, Phoenix Life and Annuity Company
                                                       (1996-present). Director and Executive Vice President, PHL Variable
                                                       Insurance Company (1995-present). Director, Phoenix Charter Oak
                                                       Trust Company (1996-present). Director and Vice President, PM
                                                       Holdings, Inc. (1985-present). Director (1992-present) and
                                                       President (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                       Associates, Inc. (1995-present).
---------------------------------- ------------------- ---------------------------------------------------------------------
Everett L. Morris (72)             Trustee             Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                         Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                       Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1993-present).
---------------------------------- ------------------- ---------------------------------------------------------------------

---------------------------------- ------------------- ---------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE        WITH THE FUND       DURING THE PAST 5 YEARS
---------------------------------- ------------------- ---------------------------------------------------------------------
*James M. Oates (54)               Trustee             Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                     Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                      (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                            (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                       Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Suite 950                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Boston, MA 02109                                      (2000-present). Director, AIB Govett Funds (1991-present),
                                                       Investors Financial Service Corporation (1995-present), Investors
                                                       Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                       (1995-present), Stifel Financial (1996-present), Command Systems,
                                                       Inc. (1998-present), Connecticut River Bancorp (1998-present) and
                                                       Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                       Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                       Shield of New Hampshire (1994-1999).
---------------------------------- ------------------- ---------------------------------------------------------------------
Herbert Roth, Jr. (71)             Trustee             Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                           Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                     (2000-present). Director, Boston Edison Company (1978-present),
                                                       Landauer, Inc. (medical services) (1970-present), Tech Ops./Sevcon,
                                                       Inc. (electronic controllers) (1987-present), and Mark IV
                                                       Industries (diversified manufacturer) (1985-present). Member,
                                                       Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                       Company (1998-present). Director, Phoenix Home Life Mutual
                                                       Insurance Company (1972-1998).
---------------------------------- ------------------- ---------------------------------------------------------------------
Richard E. Segerson (54)           Trustee             Managing Director, Northway Management Company (1998-present).
102 Valley Road                                        Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                   Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Managing Director, Mullin Associates (1993-1998).
---------------------------------- ------------------- ---------------------------------------------------------------------
Lowell P. Weicker, Jr. (69)        Trustee             Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                    Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                       (1995-present), Burroughs Wellcome Fund (1996-present) and
                                                       Compuware (1996-present). Visiting Professor, University of
                                                       Virginia (1997-present). Director, Duty Free International, Inc.
                                                       (1997). Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                       of the State of Connecticut (1991-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
Michael E. Haylon (42)             Executive           Director and Executive Vice President, Investments, Phoenix
                                   Vice                Investment Partners, Ltd. (1995-present). Director (1994-present),
                                   President           President (1995-present), Executive Vice President (1994-1995),
                                                       Vice President (1991-1994), Phoenix Investment Counsel, Inc.
                                                       Director, Phoenix Equity Planning Corporation (1995-present).
                                                       Executive Vice President, Phoenix Funds (1993-present),
                                                       Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca
                                                       Funds (2000-present). Executive Vice President (1997-present), Vice
                                                       President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                       Funds. Senior Vice President, Securities Investments, Phoenix Home
                                                       Life Mutual Insurance Company (1993-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------

---------------------------------- ------------------- ---------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE        WITH THE FUND       DURING THE PAST 5 YEARS
---------------------------------- ------------------- ---------------------------------------------------------------------
John F. Sharry (48)                Executive           President, Retail Division (1999-present), Executive Vice
                                   Vice                President, Retail Division (1997-1999), Phoenix Investment
                                   President           Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                       Equity Planning Corporation (1995-present). Executive Vice
                                                       President, Phoenix Funds (1998-present), Phoenix-Aberdeen Series
                                                       Funds (1998-present) and Phoenix-Seneca Funds (2000-present).
                                                       Managing Director, Director and National Sales Manager, Putnam
                                                       Mutual Funds (1992-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
James D. Wehr (43)                 Senior Vice         Senior Vice President (1998-present), Managing Director, Fixed
                                   President           Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                                       Counsel, Inc. Senior Vice President (1997-present), Vice President
                                                       (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President
                                                       (1997-present), Vice President (1990-1997), Phoenix Series Fund;
                                                       Senior Vice President (1997-present), Vice President (1993-1997),
                                                       Phoenix-Goodwin California Tax Exempt Bonds, Inc., and Senior Vice
                                                       President (1997-present), Vice President (1996-1997), Phoenix Duff
                                                       & Phelps Institutional Mutual Funds. Senior Vice President,
                                                       Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,
                                                       Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst
                                                       Income & Growth Fund and Phoenix-Oakhurst Strategic Allocation
                                                       Fund, Inc. (1997-present). Managing Director, Public Fixed Income,
                                                       Phoenix Home Life Insurance Company (1991-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
David L. Albrycht (38)             Vice President      Managing Director, Fixed Income (1996-present), Vice President
                                                       (1995-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                       Phoenix Multi-Portfolio Fund (1993-present), Phoenix-Goodwin
                                                       Multi-Sector Short Term Bond Fund (1993-present), Phoenix-Goodwin
                                                       Multi-Sector Fixed Income Fund, Inc. (1994-present). Portfolio
                                                       Manager, Phoenix Home Life Mutual Insurance Company (1989-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
Robert Driessen (52)               Vice President      Vice President and Compliance Officer, Phoenix Investment Partners,
                                   and                 Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                   Assistant           (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                   Secretary           Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                       Officer (2000-present) and Associate Compliance Officer (1999), PXP
                                                       Securities Corporation. Vice President, Risk Management Liaison,
                                                       Bank of America (1996-1999). Vice President, Securities Compliance,
                                                       The Prudential Insurance Company of America (1993-1996). Branch
                                                       Chief/Financial Analyst, Securities and Exchange Commission,
                                                       Division of Investment Management (1972-1993).
---------------------------------- ------------------- ---------------------------------------------------------------------

---------------------------------- ------------------- ---------------------------------------------------------------------
                                   POSITIONS HELD      PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE        WITH THE FUND       DURING THE PAST 5 YEARS
---------------------------------- ------------------- ---------------------------------------------------------------------
William R. Moyer (55)              Vice                Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.            President           (1999-present), Senior Vice President and Chief Financial Officer
P.O. Box 2200                                          (1995-1999), Phoenix Investment Partners, Ltd. (1995-present).
Enfield, CT 06083-2200                                 Senior Vice President (1990-present), Chief Financial Officer
                                                       (1996-present), Finance (until 1996), and Treasurer (1998-present and 1994-1996), Phoenix Equity Planning Corporation. Director
                                                       (1998-present), Senior Vice President (1990-present), Chief
                                                       Financial Officer (1996-present) and Treasurer (1994-present),
                                                       Phoenix Investment Counsel, Inc. Treasurer (1999-present), Vice
                                                       President and Chief Financial Officer, Duff & Phelps Investment
                                                       Management Co. (1996-1999). Vice President, Phoenix Funds
                                                       (1990-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                       Executive Vice President, Phoenix-Seneca Funds (2000-present). Vice
                                                       President, Investment Products Finance, Phoenix Home Life Mutual
                                                       Insurance Company (1990-1995). Senior Vice President, Chief
                                                       Financial Officer, W.S. Griffith & Co., Inc. (1992-1995) and
                                                       Townsend Financial Advisers, Inc. (1993-1995).
---------------------------------- ------------------- ---------------------------------------------------------------------
Nancy G. Curtiss (47)              Treasurer           Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series
                                                       Fund (1996-present) and Phoenix-Seneca Funds (2000-present). Vice
                                                       President, Fund Accounting (1994-2000) and Treasurer (1996-2000),
                                                       Phoenix Equity Planning Corporation. Second Vice President and
                                                       Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance
                                                       Company (1994-1995). Various positions with Phoenix Home Life
                                                       Insurance Company (1987-1994).
---------------------------------- ------------------- ---------------------------------------------------------------------
G. Jeffrey Bohne (52)              Secretary           Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                      Insurance Co. (1993-present). Senior Vice President (1999-present),
Greenfield, MA 01301                                   Vice President, Mutual Fund Customer Service (1996-1999), Vice
                                                       President, Transfer Agent Operations (1993-1996), Phoenix Equity
                                                       Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present),
                                                       Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                       (2000-present). Vice President, Home Life of New York Insurance
                                                       Company (1984-1992).
---------------------------------- ------------------- ---------------------------------------------------------------------

     For services rendered to the Fund for the fiscal year ended October 31, 1999, the Trustees received aggregate remuneration of $12,865. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Costs are allocated equally to each of the series and funds within the fund complex. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Board of Trustees has an Audit Committee and a Nominating Committee. The Audit Committee of the Fund consists of four of the Trustees who are not interested persons of the Fund (i.e., the "Independent Trustees"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended October 31, 1999.

     The Nominating Committee consists of four Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended October 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

     The Board of Trustees held five meetings during the fiscal year ended October 31, 1999. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

     For the Fund's last fiscal year, the Trustees received the following compensation:

                                                          PENSION OR          ESTIMATED ANNUAL      TOTAL COMPENSATION
                                   AGGREGATE          RETIREMENT BENEFITS         BENEFITS          FROM FUND AND FUND
                                 COMPENSATION         ACCRUED AS PART OF            UPON            COMPLEX (37 FUNDS)
NAME                               FROM FUND             FUND EXPENSES           RETIREMENT          PAID TO TRUSTEES
----                             ------------         -------------------     ----------------      ------------------
Robert Chesek                       $1,350                                                                 $60,500
E. Virgil Conway(1)                 $1,660                                                                 $75,250
Harry Dalzell-Payne(1)              $1,560                                                                 $89,250
Francis E. Jeffries                 $1,300*              None for any           None for any               $58,000
Leroy Keith, Jr.                    $1,350                  Trustee               Trustee                  $60,500
Philip R. McLoughlin(1)             $    0                                                                 $     0
Everett L. Morris(1)                $1,210*                                                                $51,500
James M. Oates(1)                   $1,410                                                                 $64,250
Herbert Roth, Jr.(1)                $1,135                                                                 $48,500
Richard E. Segerson                 $1,550*                                                                $69,000
Lowell Weicker, Jr.                 $1,500                                                                 $65,750
------------------

     *This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

    (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
            THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.

PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-13)
     If all of the proposals are approved, the Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Fund will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see proposals 2-13 below.


                                   PROPOSAL 2

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                            REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders amend the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification states that the Fund may not:

         "With respect to 75% of the total assets of the Fund (taken at market value at the time of purchase), invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer, in each case other than U.S. government securities (as defined in the 1940 Act.)."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

          "The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The Fund's diversification restriction includes the limitation that, with respect to 100% of the total assets of the Fund, the Fund may not own more than 10% of the outstanding voting securities of any one issuer, other than U.S. Government securities. The 10% percentage limitation in the proposed restriction will apply to only 75% of the assets of the Fund. Consequently, 25% of the Fund's assets will be excluded from the diversification requirement. This would permit the Fund to hold a greater percentage of the voting securities of certain issuers than the Fund is currently permitted to hold. The proposed restriction is based upon the definition of a "diversified company" under the 1940 Act. If the Fund were to hold a larger position in a single issuer, the performance of that issuer would have a greater impact on the Fund's share price. Thus, the Fund could be exposed to increased volatility to the extent that it invests in a smaller number of issuers.


                                   PROPOSAL 3

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

     The Board of Trustees has proposed that the shareholders approve an amendment to the fundamental investment restriction regarding industry concentration. The current fundamental investment restriction regarding industry concentration applicable to the Fund provides that the Fund may not:

         "Invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding U.S. government securities as defined in the 1940 Act)."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for the Fund:

         "The Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Phoenix believes that the proposed restriction is substantially similar to the current restriction.


                                   PROPOSAL 4

       TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of the Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that the Fund may not:

         "Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and
         (ii) enter into transactions in options, futures and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets).

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "The Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The Fund is permitted to borrow up to one-third of its total assets (including the amount borrowed). The proposed restriction would give the Fund greater flexibility to borrow money in that the Fund may borrow up to one-third of its total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Any borrowing would exaggerate the effect on the Fund's net asset value resulting from any increase or decrease in the market price of securities in the Fund's portfolio and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledge of assets. The proposed borrowing restriction does not contain a limitation on the pledging of assets.


                                   PROPOSAL 5

    TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF
                                SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that the Fund may not issue senior securities except to the extent it is permitted pursuant to the Fund's investment restriction regarding the borrowing of money, as set forth under the discussion to proposal 4 above.

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     The proposed restriction prohibits the Fund from issuing senior securities in contravention of the 1940 Act but permits it to may engage in activities permitted by SEC exemptive orders or staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Fund is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Fund will have greater flexibility to issue senior securities, the Fund may be subject to additional costs and risks, for example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a fund could experience increased risks due to the effects of leveraging.


                                   PROPOSAL 6

     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that the Fund may not:

         "Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

       "The Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     The proposed investment restriction on underwriting clarifies that the Fund would not violate the restriction if it was deemed an underwriter simply as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law. Phoenix believes the proposed restriction is substantially similar to the existing restriction.


                                   PROPOSAL 7

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that the Fund may not:

         "Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (other than real estate limited partnership interests)."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "The Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Under the Fund's current restriction, the Fund may not make any investment in real estate, except for the purchase of securities secured by real estate or securities issued by companies which invest in real estate or interests therein (other than real estate limited partnership interests). The proposed restriction does not limit investments in real estate limited partnership interests. The proposed restriction would permit the Fund to acquire or lease office space for its own use, although it is not anticipated that the Fund will do so. The proposed restriction would also permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur.


                                   PROPOSAL 8

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that the Fund may not:

         "Purchase or sell commodities or commodity contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to other restrictions described in the Fund's Prospectus and elsewhere in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "The Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities)."

     The current restriction permits the Fund to purchase and sell certain types of derivatives. The proposed investment restriction on commodities clarifies that the Fund may purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the Fund. The Fund's ability to engage in futures contracts and options on futures remains subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.


                                   PROPOSAL 9

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                                REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that the Fund may not:

         "Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the Fund's current restriction on lending, the Fund is permitted to
(a) invest in debt securities, bankers' acceptances and commercial paper, and
(b) lend its portfolio securities in amounts up to one-third of the value of its total assets. The proposed lending restriction does not contain any percentage limitation on lending. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the Fund would be able to take advantage of that increased flexibility. The proposed lending restriction would permit the Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow interfund lending. Phoenix does not currently intend to establish an interfund lending program.

                                   PROPOSAL 10

  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND REGARDING THE
                        PURCHASE OF SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities on margin. The current fundamental investment restriction provides that the Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures."

     If Proposal 10 is approved, this restriction will be eliminated.
Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 11

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND PROHIBITING
                   INVESTING IN OIL, GAS OR MINERAL PROGRAMS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in oil, gas or mineral programs, as set forth under the discussion to Proposal 8 above. The current fundamental investment restriction states that the Fund may not purchase or sell oil, gas or mineral programs.

     If Proposal 11 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 12

   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND PROHIBITING
                            SELLING SECURITIES SHORT

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding selling securities short. The current fundamental investment restriction states that: the Fund may not maintain a short position except as set forth in the Prospectus and in the Statement of Additional Information for transactions in options, futures and options on futures.

     If Proposal 12 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 13

    TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND REGARDING
            INVESTING OR WRITING PUTS, CALLS, STRADDLES AND SPREADS

     The Board of Trustees has proposed that the shareholders of the Fund approve the elimination of the fundamental investment restriction regarding puts, calls, straddles, spreads or combinations thereof. The current fundamental investment restriction states that the Fund may not:

         "Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in the Statement of Additional Information for transactions in options, futures, and options on futures."

     If Proposal 13 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
                 THAT THE SHAREHOLDERS APPROVE PROPOSALS 2-13.

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT
     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, is the Fund's investment advisor.

      Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Fund unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix-Goodwin Multi-Sector Short Term Bond Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of its Phoenix-Goodwin Multi-Sector Short Term Bond Fund series (the "Predecessor Fund"), and Phoenix Multi-Series Trust, a Delaware business trust (the "Successor Trust"), on behalf of its Phoenix-Goodwin Multi-Sector Short Term Bond Fund series (the "Successor Fund").

        All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

        This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

        WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

 1.   PLAN OF REORGANIZATION
      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

      1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

      1.3 Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholders of the Successor Fund, shall
(i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund, and Phoenix Investment Counsel, Inc. (the "Investment Manager"), and (ii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

      1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.    CLOSING AND CLOSING DATE
      2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

      2.2 The Predecessor Trust shall cause Phoenix Equity Planning Trust (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.    REPRESENTATIONS AND WARRANTIES
      3.1 The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

            (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

            (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

            (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

            (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

            (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

            (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

      3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

            (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

            (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

            (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

            (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

            (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

            (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

 4.   CONDITIONS PRECEDENT
      4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

            (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

            (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

            (iv) All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

            (v) The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

            (vi) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A, Class B and Class C shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

5.    EXPENSES
      5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.    ENTIRE AGREEMENT
      The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.    TERMINATION
      This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.    AMENDMENTS
      This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.    NOTICES
      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
      LIABILITY
      10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

      10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      10.5 It is expressly agreed that the obligations of the Predecessor corporation hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the charter of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

      10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with a single series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

      10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ATTEST PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND, a Massachusetts business trust

Name:_____________________________   By:_______________________________________
Title:                               Name:
                                     Title:


ATTEST                               PHOENIX MULTI-SERIES TRUST,
                                     a Delaware business trust

Name:_____________________________   By:_______________________________________
Title:                               Name:
                                     Title:

                                 PHOENIX-GOODWIN
                        MULTI-SECTOR SHORT TERM BOND FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

                                      PROXY

     The undersigned shareholder of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 12, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE FUND WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

         REORGANIZATION OF FUND

         1.     To approve an Agreement and Plan of Reorganization
                which provides for the reorganization of                 For         Against        Abstain
                Phoenix-Goodwin Multi-Sector Short Term                  [  ]        [  ]           [  ]
                Bond Fund as a Delaware business trust


         CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

          IF YOU WISH TO VOTE ON THE FOLLOWING TWELVE PROPOSALS          FOR         AGAINST        ABSTAIN ON
                COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT       PROPOSALS   PROPOSALS      PROPOSALS
                RESTRICTIONS OF THE FUND, VOTE HERE:                     2 - 13      2 - 13         2 - 13
                                                                         [  ]        [  ]           [  ]
          IF YOU WISH TO VOTE ON THE FOLLOWING TWELVE PROPOSALS
                INDIVIDUALLY, VOTE BELOW:

          2.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding diversification.                               [ ]         [ ]            [ ]

          3.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding concentration.                                 [ ]         [ ]            [ ]

          4.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding borrowing.                                     [ ]         [ ]            [ ]

          5.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding the issuance of senior securities.             [ ]         [ ]            [ ]

          6.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding underwriting.                                  [ ]         [ ]            [ ]

          7.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding investing in real estate.                      [ ]         [ ]            [ ]

          8.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding investing in commodities.                      [ ]         [ ]            [ ]

          9.    To amend the fundamental investment restriction          For         Against        Abstain
                regarding lending.                                       [ ]         [ ]            [ ]

          10.   To eliminate the fundamental investment restriction      For         Against        Abstain
                regarding the purchase of securities on margin.          [ ]         [ ]            [ ]

          11.   To eliminate the fundamental investment restriction      For         Against       Abstain
                regarding investing in oil, gas or other mineral         [ ]         [ ]           [ ]
                programs.

          12.   To eliminate the fundamental investment restriction      For         Against       Abstain
                regarding short sales.                                   [ ]         [ ]           [ ]

          13.   To eliminate the fundamental investment restriction
                regarding investing in and writing puts, calls,          For         Against       Abstain
                straddles and spreads.                                   [ ]         [ ]           [ ]


         TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date